SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 3, 2003
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On June 3, 2003, Spectrum Pharmaceuticals, Inc. (the “Company”) announced the presentation of positive clinical data on its lead compound, satraplatin, at the Annual Meeting of the American Society of Clinical Oncology (ASCO) in Chicago. The study, entitled, “Randomized phase III trial of a new oral platinum, satraplatin (JM-216) plus prednisone or prednisone alone in patients with hormone refractory prostate cancer,” (Abstract #1586) was presented by Cora N. Sternberg, M.D., FACP, Chief of the Department of Medical Oncology at the San Camillo and Forlanini Hospitals, Rome, Italy and Head of the Genitourinary Tract Group for the European Organization for the Research and Treatment of Cancer (EORTC). The study results demonstrated statistically significant superiority of the satraplatin arm (p=0.023) in time to disease progression, with doubling of progression-free survival.

     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Exhibits

Exhibits:

99.1	Press release dated June 3, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: June 3, 2003	By:	/s/ Michael McManus

	Name: Title:	Michael McManus Controller

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EXHIBIT INDEX

Exhibits:

99.1	Press release dated June 3, 2003.